SCHEDULE 14C INFORMATION

Information Statement Pursuant To Section 14(c)
of the Securities Exchange Act 1934

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LITMAN GREGORY FUNDS TRUST

(Name of Registrant As Specified In Its Charter)

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LITMAN GREGORY FUNDS TRUST

LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND

4 Orinda Way, Suite 200-D
Orinda, California 94563

INFORMATION STATEMENT

January 20, 2015

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”).

The Board of Trustees of the Trust has approved a new investment sub-advisory agreement with Passport Capital, LLC (“Passport”). There will be no changes to the Fund’s investment objective, and the aggregate advisory fee of the Fund will not increase as a result of this change.

The new investment sub-advisory agreement with Passport has been approved because Passport has been retained as a sub-advisor to manage a portion of the Fund’s assets. The Fund’s advisor believes that having Passport as one of the Fund’s sub-advisors would be beneficial to both the Fund and its shareholders.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-925-254-8999 and we will be glad to assist you. Thank you for your continued support of Litman Gregory Funds Trust.

Very truly yours,

/s/ Jeremy DeGroot
Jeremy DeGroot
President

LITMAN GREGORY FUNDS TRUST

LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND

4 Orinda Way, Suite 200-D
Orinda, California 94563

INFORMATION STATEMENT

January 20, 2015

This document is an Information Statement relating to the hiring of Passport Capital, LLC (“Passport”), One Market Street, Steuart Tower Suite 2200, San Francisco, CA 94105, as one of the sub-advisors to the Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”). This Information Statement is being furnished on behalf of the Trust’s Board of Trustees (the “Board”) to shareholders of the Fund. This Information Statement is being mailed to shareholders of the Fund on or about January 20, 2015.

Litman Gregory Fund Advisors, LLC (the “Advisor”) serves as the investment advisor to the Fund and is located at 4 Orinda Way, Suite 200-D, Orinda, CA 94563. In addition to Passport, DoubleLine Capital LP, First Pacific Advisors, LLC, Loomis Sayles & Company, L.P., Water Island Capital, LLC each serve as a sub-advisor to the Fund. Their principal offices are located at 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071; 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064; One Financial Center, Boston, MA 02111 and 41 Madison Avenue, 42nd Floor, New York, NY 10010, respectively. The Fund’s principal underwriter is ALPS Distributors, Inc., whose principal office is located at 1290 Broadway, Suite 1100, Denver, CO 80203. State Street Bank and Trust Company serves as the Fund’s administrator and is located at One Lincoln Street, Boston, MA 02111. Boston Financial Data Services serves as the Fund’s transfer agent and is located at 330 West Ninth Street, Kansas City, MO 64105.

This is not a proxy statement and does not relate to a meeting of shareholders of the Fund. We are not asking you for a proxy, and we are not asking you for voting instructions. Please do not send us a proxy.

The expenses incurred in connection with preparing and delivering this Information Statement will be borne by the Fund. Copies of the Fund’s most recent annual report to shareholders are available on the Trust’s website at http://www.mastersfunds.com or will be furnished without charge upon request by writing to the Fund at Litman Gregory Funds Trust c/o Boston Financial Data Services West, P.O. Box 219922, Kansas City, MO 64121-9922, or by calling 1-800-960-0188.

Important Notice Regarding the Availability of the Information Statement:

This Information Statement and the Fund’s most recent annual report and semi-annual report to shareholders are available at http://www.mastersfunds.com.

By Order of the Board,

/s/ Jeremy DeGroot
Jeremy DeGroot
President

Orinda, California
January 20, 2015

I. Introduction

At a meeting held on September 4, 2014 (the “Meeting”), the Board, including the trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved a new investment sub-advisory agreement (the “Passport Agreement”) by and between the Advisor and Passport pursuant to which Passport will serve as one of the Fund’s sub-advisors and manage a portion of the Fund’s assets.

The Advisor recommended that the Board approve the Passport Agreement because the Advisor believes that having Passport as a sub-advisor with respect to a portion of the Fund’s assets would be beneficial to both the Fund and its shareholders. The Passport Agreement became effective as of November 20, 2014. As a result of the hiring of Passport, there were no changes to the Fund’s investment objective, and the aggregate advisory fees paid by the Fund did not increase.

Pursuant to an exemptive order issued to the Trust and the Advisor by the U.S. Securities and Exchange Commission (the “SEC”) on June 13, 1997 (the “Order”), shareholder approval of the Passport Agreement was not required to be, and was not, obtained. The Order permits the Advisor, subject to the approval of and oversight by the Board, to enter into sub-advisory agreements with sub-advisors with which it is not affiliated and to make certain changes to existing sub-advisory agreements without shareholder approval. Even though shareholder approval is not being sought with respect to the approval of the Passport Agreement, the Order requires that the Trust provide shareholders with this Information Statement containing information about Passport, the circumstances surrounding the Board’s approval of the Passport Agreement, and the material terms of the Passport Agreement.

II. Passport Capital, LLC

A. Information Regarding Passport

Passport is a registered investment advisor under the Investment Advisers Act of 1940, as amended. Passport is a San Francisco-based global investment firm founded in 2000. As of December 31, 2014, Passport had approximately $4 billion in assets under management.

The Advisor has allocated a portion of the Fund’s assets to Passport (the “Passport Allocated Assets”) to be managed by Mr. John Burbank and Mr. Tim Garry. Mr. Burbank is the Founder, Managing Member and Chief Investment Officer of Passport. He oversees Passport’s investment activities and serves as Lead Portfolio Manager of the Passport Global Strategy (the firm’s flagship hedge fund) and the Passport Special Opportunities Strategy and serves as Co-Portfolio Manager of the Passport Long Short Strategy and the Passport Liquid Long Short Strategy. Prior to founding Passport, Mr. Burbank worked at JMG Triton, an arbitrage fund, and at ValueVest Management, an emerging markets fund. Mr. Garry serves as Co-Portfolio Manager of the Passport Long Short Strategy and the Passport Liquid Long Short Strategy. Mr. Garry also leads the firm’s quantitative team, is Chairman of the firm’s Risk Committee, and Co-Chairs the firm’s Investment Committee. He has a leading role in portfolio construction for the Passport strategies and works closely with the risk team on risk mitigation activities and proactive identification of emerging risks. Mr. Garry joined Passport from State Street Global Advisors where from 2000 through 2007 he held several senior level positions, most recently as a Portfolio Manager managing the U.S. Quantitative Equity Market Neutral strategy for the Absolute Return Strategies Group.

Additional information about Passport, including its principal executive officers and directors, and other investment companies that have an investment objective similar to that of the Passport Allocated Assets for which Passport provides investment sub-advisory services, is provided in Exhibit B.

B. Material Terms of the Passport Agreement

The following discussion is a description of the material terms of the Passport Agreement. This description is qualified in its entirety by reference to the form of the Passport Agreement, which is attached as Exhibit C to this Information Statement.

Pursuant to the Passport Agreement, Passport will provide, subject to the supervision and direction of the Advisor and the Board, investment advice and related services with respect to the Passport Allocated Assets. Passport is responsible for providing the personnel, office space, and equipment reasonably necessary to fulfill its obligations under the Passport Agreement. The Passport Agreement will be in effect for an initial term of two years upon approval by the Board and will continue to be in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved at least annually by (i) the Board or by the vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (iii) the Advisor. The Passport Agreement is not assignable and may be terminated without penalty (i) by the Board or by vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, upon 30 days’ prior written notice to Passport and the Advisor; and (ii) by the Advisor or Passport upon 60 days’ prior written notice to the Trust and the other party. The Passport Agreement provides that Passport may render similar or different services to other clients so long as Passport’s ability to render the services provided for in the Passport Agreement is not impaired thereby.

The Passport Agreement provides that Passport shall exercise reasonable care and prudence in fulfilling its obligations thereunder. The Passport Agreement also provides that Passport shall be liable for (i) any material inaccuracy or incompleteness of the statements furnished in writing by Passport for use by the Advisor in the Fund’s offering materials; and (ii) any loss incurred by the Fund as a result of any investment made by Passport in violation of the Passport Agreement if such violation was due to Passport’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Passport Agreement (“Disabling Conduct”). In the absence of any Disabling Conduct on the part of Passport, Passport will not be subject to liability to the Advisor, the Trust, or the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Passport Agreement or for any losses that may be sustained in the purchase, holding or sale of any securities by the Fund.

Under the Passport Agreement, (i) each party to the Passport Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Fund, will indemnify and hold harmless the other party and the shareholders, members, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expenses (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under the Passport Agreement, provided, however, that nothing in the Passport Agreement shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of its Disabling Conduct; and (ii) the Advisor and the Trust on behalf of the Fund will each further indemnify Passport and each of its shareholders, members, directors, officers and employees and hold them harmless from any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising from or in connection with the Passport Agreement or Passport’s provision of services thereunder asserted by a third party; provided that such loss, liability, claim, damage or expense (or actions with respect thereto) does not arise out of, and is not based upon, any Disabling Conduct on the part of Passport.

Under the Passport Agreement, Passport will (i) furnish the Fund with advice and recommendations with respect to the investment of the Passport Allocated Assets; (ii) effect the purchase and sale of portfolio securities for the Passport Allocated Assets; (iii) determine that portion of the Passport Allocated Assets that will remain uninvested, if any; (iv) manage and oversee the investments of the Passport Allocated Assets, subject to the ultimate supervision and direction of the Board; (v) vote proxies, file required ownership reports and participate as it deems appropriate in the best interests of the Fund and its shareholders in class action and other litigation with respect to the securities in the Passport Allocated Assets; (vi) maintain the books and records required to be maintained with respect to the securities in the Passport Allocated Assets; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Passport Allocated Assets which the Advisor, the Trustees, or the officers of the Trust may reasonably request; (viii) provide reasonable support and assistance to the Fund, the Advisor and or other Fund service providers in valuing or fair valuing securities held in the Passport Allocated Assets; and (ix) render to the Board such periodic and special reports with respect to the Passport Allocated Assets as the Board may reasonably request.

The Advisor, and not the Fund, is responsible for payment of the sub-advisory fees to Passport under the Passport Agreement. The fees payable to Passport pursuant to the Passport Agreement are included in the advisory fees paid to the Advisor.

C. Approval of the Passport Agreement by the Board and the Independent Trustees

At the Meeting, the Board, including the Independent Trustees, unanimously approved the hiring of Passport as one of the sub-advisors to the Fund and the Passport Agreement. In determining whether to approve the Passport Agreement, the Board and the Independent Trustees considered the materials prepared by the Advisor and Passport received in advance of and at the Meeting and other information, which included, without limitation: (i) confirmation that the standard form of the sub-advisory agreement used by the Fund would be used in substantially that form for the Passport Agreement; (ii) information regarding the process by which the Advisor undertook in recommending Passport for Board approval; (iii) information regarding the nature, extent and quality of the services that Passport is expected to provide to the Fund; (iv) information regarding Passport’s reputation, investment management business, personnel, and operations; (v) information regarding Passport’s brokerage and trading policies and practices; (vi) information regarding the level of sub-advisory fees to be charged by Passport; (vii) information regarding Passport’s compliance program; (viii) information regarding Passport’s historical performance returns managing pooled investment vehicles with investment mandates similar to that of the Fund as well as performance information of relevant indexes; and (ix) information regarding Passport’s financial condition. The Board also considered the substance of its discussions with representatives of the Advisor at the Meeting. In particular, the Board and the Independent Trustees focused on the following:

The Nature, Extent and Quality of Services Expected to be Provided.

The Board reviewed the services expected to be provided to the Fund by Passport. The Board considered Passport’s investment experience, philosophy and process and noted that Passport uses a variety of sophisticated quantitative tools to understand, measure and manage risk. The Board also noted that Passport currently advises or sub-advises two mutual funds and employs a 1940 Act compliance and operational specialist. The Board also considered the extensive due diligence process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Fund by Passport.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by Passport would be satisfactory and would have the potential to benefit the Fund.

Investment Performance of Passport.

The Board considered (i) the investment performance of Passport for various periods since July 2010 for a long-short hedge fund strategy that is similar to the strategy Passport would run for the Fund, (ii) the long-term investment performance of Passport for its flagship hedge fund strategy (including positions in which Passport both would and would not invest the Passport Allocated Assets), (iii) the short-term investment performance as well as back-tested performance of the Passport mutual fund strategy, and (iv) the performance of relevant securities indices over the relevant periods. The Board gave varying degrees of weight to such performance information, with performance of the similar long-short hedge fund strategy given the greatest weight.

Based on such review, the Board, including the Independent Trustees, concluded that Passport’s historical performance, when viewed with other factors considered by the Board, support a decision to approve the Passport Agreement.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund.

The Board considered the proposed sub-advisory fee payable to Passport under the Passport Agreement, noting that such fee would be paid by the Advisor, and not the Fund, and, thus, would not impact the fees to be paid by the Fund. The Board considered that the proposed sub-advisory fee to be paid to Passport by the Advisor under the Passport Agreement had been negotiated at arm’s-length and is competitive with other sub-advisors to the Fund. Given the arm’s-length nature of the arrangement, the Board concluded that the proposed sub-advisory fee payable to Passport by the Advisor under the Passport Agreement with respect to the Passport Allocated Assets is reasonable and appropriate. The Board noted that an analysis of profitability in general was more appropriate in the context of the Board’s consideration of the advisory agreement with the Advisor. Accordingly, considerations of profitability with respect to approval of the Passport Agreement were not relevant to the Board’s determination to approve the Passport Agreement.

Based on such review, the Board, including the Independent Trustees, concluded that the proposed sub-advisory fee payable to Passport would be reasonable in relation to the services expected to be provided to the Fund.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fee because the Advisor will pay Passport out of its advisory fees received from the Fund and noted that the Board considered economies of scale for the Fund in connection with the annual renewal of the Advisor’s advisory agreement with the Fund.

Fall-Out Benefits.

The Board considered that there may be financial benefits that Passport derives from its relationship with the Advisor and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed sub-advisory fee to Passport.

Conclusion.

No single factor was determinative to the Board’s decision. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the Passport Agreement was in the best interest of the Fund and its shareholders.

III. Other Information

Information Regarding the Trust

The Trust is a Delaware statutory trust organized on August 1, 1996, and is registered with the SEC as an open-end management investment company under the 1940 Act.

Ownership of Shares

Exhibit A lists the shareholders who, to the knowledge of the Trust, are beneficial owners of more than 5% of the outstanding shares of a class of the Fund as of December 31, 2014. Any shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. A control person can have a significant impact on the outcome of a shareholder vote.

As of December 31, 2014, no Trustees of the Trust owned 1% or more of the outstanding shares of a class of the Fund, and all Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each class of the Fund.

Shareholder Proposals

As a general matter, the Fund does not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Fund, 4 Orinda Way, Suite 200-D, Orinda, CA 94563. They must be received by the Fund within a reasonable period of time prior to any such shareholder meeting.

Affiliated Brokerage

For the fiscal year ended December 31, 2014, the Fund did not pay brokerage commissions to any affiliated broker-dealer.

Householding

Only one copy of this Information Statement is being delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions from one or more of the shareholders, in which case the Fund will deliver promptly separate copies of this Information Statement to such shared address. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for the Fund.

Shareholders sharing an address who currently receive multiple copies of annual reports to shareholders, information statements or proxy materials at the same address and would like to request “householding” of their communications, and shareholders who no longer wish to participate in “householding” and prefer to receive a separate copy of annual reports to shareholders, information statements and proxy materials, should contact the Fund at Litman Gregory Funds Trust c/o Boston Financial Data Services West, P.O. Box 219922, Kansas City, MO 64121-9922.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE

EXHIBIT A

BENEFICIAL OWNERSHIP OF FUND SHARES

As of December 31, 2014, to the Trust’s knowledge, the following persons are beneficial owners of more than 5% of the outstanding shares of a class of the Fund:

Institutional Class

Name and Address	Number of Shares Beneficially Owned	% of Class Owned	Type of Owner
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	39,171,901.011	52.49%	Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	11,618,311.717	15.57%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	6,675,738.643	8.95%	Record
Investor Class

Name and Address	Number of Shares Beneficially Owned	% of Class Owned	Type of Owner
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	6,846,342.606	47.31%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5,856,252.655	40.47%	Record

EXHIBIT B

Additional Information Regarding Passport

Passport has its principal office located at One Market Street, Steuart Tower Suite 2200, San Francisco, CA 94105. Schedules of the direct and indirect ownership of Passport can be found in Part 1A of Passport’s Form ADV available at http://www.sec.gov.

Set forth below are the names and titles of the principal executive officers of Passport. The address of each such officer is c/o One Market Street, Steuart Tower Suite 2200, San Francisco, CA 94105.

Name	Title
John H. Burbank	Managing Member and Chief Investment Officer
Joanne Poile	Chief Operating Officer
William G. Alberti	General Counsel and Chief Compliance Officer
John P. Moran	President
Elizabeth A. Mahon	Chief Financial Officer

Passport acts as investment advisor or sub-advisor to the following registered investment companies that have a similar investment objective to the Passport Allocated Assets of the Fund:

Fund Name	Net Assets Managed by Passport as of December 31, 2014	Advisory or Sub-Advisory Fee Rate Paid to Passport (of average net assets)
Wells Fargo Advantage Alternative Strategies Fund	$11,757,900	* (sub-advisory)
Russell Multi-Strategy Alternative Fund	$97,195,358	* (sub-advisory)
AllianceBernstein Multi-Manager Alternative Strategies Fund	$32,211,283	** (sub-advisory)
AllianceBernstein Long/Short Multi-Manager Fund	$5,424,253	** (sub-advisory)

*	Pursuant to manager of managers exemptive orders received from the SEC, the Wells Fargo Advantage Alternative Strategies Fund and Russell Multi-Strategy Alternative Fund are not required to disclose sub-advisory fee rates.
**	The AllianceBernstein Multi-Manager Alternative Strategies Fund and the AllianceBernstein Long/Short Multi-Manager Fund have submitted to the SEC an application for a manager of managers exemptive order whereby the funds would not be required to disclose sub-advisory fee rates. The initial shareholder of each fund has approved the fund’s operation in this manner and reliance by the fund on this exemptive order once issued by the SEC. There is no assurance the SEC will grant the requested exemptive order.

Certain of the accounts for which Passport provides investment advisory services may have performance-based fee arrangements. Such arrangements may potentially create an incentive to favor such accounts that pay a performance-based fee over other accounts, including the Fund, in the allocation of investment opportunities. Passport has designed and implemented allocation procedures designed to ensure that all clients are treated fairly and equitably and to prevent this potential conflict from influencing the allocation of investment opportunities among clients.

It is Passport’s policy to limit its use of soft dollars to arrangements falling within the safe-harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Only bona fide research and brokerage products and services that provide assistance to Passport in the performance of its investment decision-making responsibilities are permitted and any allocation of brokerage commissions must be reasonable in relation to the research, service or product provided.

None of the current Trustees or officers of the Fund is an officer, employee, director, general partner or shareholder of Passport; owns securities or has any other material direct or indirect interest in Passport or any person controlling, controlled by or under common control with Passport; or has purchased or sold securities or ownership interests of Passport, its parents, or subsidiaries of either, since the beginning of the Fund’s most recently completed fiscal year.

EXHIBIT C

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND
BETWEEN THE ADVISOR AND PASSPORT

LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND

LITMAN GREGORY FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT is made as of the      day of          2014 by and between LITMAN GREGORY FUND ADVISORS, LLC (the “Advisor”) and PASSPORT CAPITAL, LLC (the “Sub-Advisor”).

WITNESSETH:

WHEREAS, the Advisor has been retained as the investment adviser to the Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of the Litman Gregory Funds Trust (the “Trust”), an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Advisor has been authorized by the Trust to retain one or more investment advisers (each an “investment manager”) to serve as portfolio managers for a specified portion of the Fund’s assets (the “Allocated Portion”); and

WHEREAS, the Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and is engaged in the business of supplying investment advisory services as an independent contractor; and

WHEREAS, the Fund and the Advisor desire to retain the Sub-Advisor as an investment manager to render portfolio advice and services to the Fund with respect to an Allocated Portion pursuant to the terms and provisions of this Agreement, and the Sub-Advisor desires to furnish said advice and services; and

WHEREAS, the Trust and the Fund are third party beneficiaries of such arrangements;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, which shall include the Trust on behalf of the Fund for purposes of the indemnification provisions of section 12 hereof, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Sub-Advisor.

(a) The Advisor hereby appoints the Sub-Advisor, and the Sub-Advisor hereby accepts such appointment, to render investment advice and related services with respect to the Allocated Portion of the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Advisor and the Trust’s Board of Trustees.

(b) The Sub-Advisor’s appointment shall be solely with respect to an Allocated Portion of the Fund’s assets, such Allocated Portion to be specified by the Advisor and subject to periodic increases or decreases at the Advisor’s sole discretion.

(c) Nature of Fund.  The Sub-Advisor and the Advisor both acknowledge that the Fund is a mutual fund that operates as a series of an open-end series investment company under the plenary authority of the Trust’s Board of Trustees. In managing the Allocated Portion, the Sub-Advisor shall do so subject always to the plenary authority of the Board of Trustees.

2. Duties of Sub-Advisor.

(a) General Duties.  The Sub-Advisor shall act as one of several investment managers to the Fund and shall invest the Sub-Advisor’s Allocated Portion of the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and such undertakings or instructions as may be furnished to the Sub-Advisor by the Advisor from time to time and such other limitations, policies and procedures as the Advisor or the Board of Trustees of the Trust may communicate from time to time in writing, with reasonable notice to the Sub-Advisor. In providing such services, the Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law relevant to the Allocated Portion. The Advisor shall provide to the Sub-Advisor such information with respect to the Fund such that the Sub-Advisor will be able to maintain compliance with the Fund’s investment policies and restrictions with respect to the Sub-Advisor’s Allocated Portion (including a list of all affiliates and other persons that are restricted in their ability to deal with the Fund under Section 17 of the Investment Company Act). For the avoidance of doubt, for the purposes of complying with the foregoing, the Sub-Advisor may manage the Allocated Portion, unless specifically instructed otherwise by the Advisor or the Board in writing, as if it constituted a separate investment company registered under the Investment Company Act. Further, for all purposes hereunder, the Sub-Advisor may, unless specifically instructed otherwise by the Advisor or the Board in writing, presume that the Allocated Portion constitutes the only assets of the Fund.

Without limiting the generality of the foregoing, the Sub-Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Sub-Advisor’s Allocated Portion of the Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Sub-Advisor’s Allocated Portion; (iii) determine that portion of the Sub-Advisor’s Allocated Portion that will remain uninvested, if any; (iv) manage and oversee the investments of the Sub-Advisor’s Allocated Portion, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (v) vote proxies, file required ownership reports and participate as it deems appropriate in the best interests of the Fund and its shareholders in class action and other litigation with respect to the securities in the Sub-Advisor’s Allocated Portion; (vi) maintain, to the extent provided in Section 2(d) below, the books and records required to be maintained with respect to the securities in the Sub-Advisor’s Allocated Portion; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Sub-Advisor’s Allocated Portion of the Fund’s assets which the Advisor, the Trustees, or the officers of the Trust may reasonably request; (viii) provide reasonable support and assistance to the Fund, the Advisor and or other Fund service providers in valuing or fair valuing securities held in the Sub-Advisors Allocated Portion, and (ix) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Sub-Advisor’s Allocated Portion as the Board may reasonably request.

(b) Brokerage.  With respect to the Sub-Advisor’s Allocated Portion, the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates. The Sub-Advisor may direct orders to an affiliated person of the Sub-Advisor or to any other broker-dealer who has been identified by the Advisor to the Sub-Advisor as an affiliate of any other investment manager for the Fund without prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees, provided that the Sub-Advisor does so in a manner consistent with Sections 17(a) and 17(e) of the Investment Company Act, Rule 17e-1 thereunder and the Rule 17e-1 procedures adopted by the Trust (a copy of which shall by provided by the Advisor). The Sub-Advisor’s primary consideration in effecting a securities transaction will be best execution. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor may, without limitation, take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution, other brokerage or research services offered.

Subject to such policies as the Advisor and the Board of Trustees of the Trust may reasonably determine and provide in writing with reasonable notice to the Sub-Advisor, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or the Advisor’s overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, any affiliate of either, or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine, and the Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions or the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c) Proxy Voting.  The Advisor hereby delegates to the Sub-Advisor, the Advisor’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Allocated Portion. The Sub-Advisor’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC. The Sub-Advisor shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Advisor’s voting procedures, of the Sub-Advisor’s actual votes, and, upon the reasonable request of the Advisor, such other information in the possession of the Sub-Advisor required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Advisor shall supply updates of this record to the Advisor or any authorized representative of the Advisor, or to the Fund on a quarterly basis (or more frequently, if required by law and requested by the Advisor). The Sub-Advisor shall provide the Advisor and the Fund with information regarding the policies and procedures that the Sub-Advisor uses to determine how to vote proxies relating to the Allocated Portion. The Fund may request that the Sub-Advisor vote proxies for the Allocated Portion in accordance with the Trust’s proxy voting policies.

(d) Books and Records.  In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund with respect to the Allocated Portion are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s request. The Sub-Advisor further agrees to maintain and to preserve, for the periods prescribed by Rule 31a-2 under the Investment Company Act and Rule 204-2 under the Advisers Act, as applicable, the records required to be maintained by Rule 31a-1 under the Investment Company Act and Rule 204-2 under the Advisers Act with respect to transactions effected by the Sub-Advisor for the Sub-Advisor’s Allocated Portion.

(e) Custody.  Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund’s custodian bank, or its nominee or as otherwise provided in the Fund’s custody agreement. The Fund shall notify the Sub-Advisor of the identity of its custodian bank and shall give the Sub-Advisor fifteen (15) days’ written notice of any changes in such custody arrangements. Neither the Sub-Advisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash or securities, mortgages or deeds of trust, or other indicia of ownership of the Fund’s investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund’s custodian bank. The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Sub-Advisor with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Sub-Advisor with all operational information necessary for the Sub-Advisor to trade on behalf of the Fund.

(f) (1) Consulting with Certain Affiliated Sub-Advisors.  With respect to any transaction the Fund enters into with an affiliated sub-advisor (or an affiliated person of such sub-advisor) in reliance on Rule 10f-3, Rule 17a-10 or Rule 12d3-1 under the Investment Company Act, the Sub-Advisor agrees that it will not consult with the affiliated sub-advisor concerning such transaction, except to the extent necessary to comply with the percentage limits of paragraphs (a) and (b) of Rule 12d3-1.

(2) Transactions Among Sub-Advisors of the Fund.  In any case in which there are two or more sub-advisors responsible for providing investment advice to the Fund, the Sub-Advisor may enter into a transaction on behalf of the Fund with another sub-advisor of the Fund (or an affiliated person of such sub-advisor) in reliance on Rule 10f-3, Rule 17a-10 or Rule 12d3-1 under the Investment Company Act, only if (i) the Sub-Advisor, under the terms of this Agreement, is responsible for providing investment advice with respect to its Allocated Portion, and (ii) the other sub-advisor is responsible for providing investment advice with respect to a separate portion of the portfolio of the Fund.

3. Representations of Sub-Advisor.

(a) Sub-Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) Sub-Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) Sub-Advisor shall conduct its operations with respect to the Allocated Portion at all times in conformance with the Investment Advisers Act and, to the extent provided in Section 2(a) hereof, the Investment Company Act and any other applicable state and/or self-regulatory organization regulations.

(d) Sub-Advisor shall be covered by errors and omissions insurance. The company self-retention or deductible shall not exceed reasonable and customary standards, and Sub-Advisor agrees to notify Advisor in the event the aggregate coverage of such insurance in any annual period is reduced below $5,000,000.

(e) The Sub-Advisor represents and warrants to the Advisor and the Fund that (i) the retention of the Sub-Advisor as contemplated by this Agreement is authorized by the Sub-Advisor’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Advisor or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Sub-Advisor and when executed and delivered by the Sub-Advisor will be the legal, valid and binding obligation of the Sub-Advisor, enforceable against the Sub-Advisor in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

4. Representations of Advisor.

(a) The Advisor represents and warrants to the Sub-Advisor that the Sub-Advisor has been duly appointed by the Board of Trustees of the Trust to provide investment services for the Allocated Portion of the Fund as contemplated hereby and that this Agreement has been duly authorized by the Board of Trustees of the Trust and, to the extent necessary, by the shareholders of the Fund, in each case, including in accordance with Section 15 of the Investment Company Act.

(b) The Advisor represents and warrants to the Sub-Advisor that (i) the retention of the Advisor is authorized by the Advisor’s governing documents, (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Advisor or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Advisor and when executed and delivered by the Advisor will be the legal, valid and binding obligation of the Advisor, enforceable against the Advisor in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(c) The Advisor represents and warrants that the organization of the Fund and the conduct of the business of the Fund as contemplated by this Agreement, complies, and shall at all times comply, with the requirements imposed upon the Fund by applicable law.

5. Independent Contractor.  The Sub-Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust, the Fund, or the Advisor in any way, or in any way be deemed an agent for the Trust, the Fund, or the Advisor. It is expressly understood and agreed that the services to be rendered by the Sub-Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Sub-Advisor and its members, principals, officers, employees and agents shall be free to render similar or different services to others so long as the Sub-Advisor’s ability to render the services provided for in this Agreement shall not be impaired thereby. The Advisor and the Fund agree that the Sub-Advisor may give advice and take action in the performance of its duties with respect to any of its other clients that may differ from advice given or the timing or nature of action taken with respect to the investments of the Allocated Portion.

6. Sub-Advisor’s Personnel.  The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or retained by the Sub-Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice, and assistance as the Sub-Advisor, the Advisor or the Trust's Board of Trustees may desire and reasonably request with respect to the Allocated Portion.

7. Expenses.

(a) The Sub-Advisor shall be responsible for (i) providing the personnel, office space, and equipment reasonably necessary to fulfill its obligations under this Agreement.

(b) In the event this Agreement is terminated by an assignment in the nature of a change of control as contemplated by Section 15(b) hereof, and the parties agree to enter into a new agreement, the Sub-Advisor shall be responsible for (i) the costs of any special notifications to the Fund’s shareholders and any special meetings of the Trust’s Board of Trustees convened for the primary benefit of the Sub-Advisor, or (ii) its fair share of the costs of any special meetings required for the benefit of the Sub-Advisor.

(c) The Sub-Advisor may voluntarily absorb certain Fund expenses or waive some or all of the Sub-Advisor’s own fee.

(d) To the extent the Sub-Advisor incurs any costs by assuming expenses which are an obligation of the Advisor or the Fund, the Advisor or the Fund shall promptly reimburse the Sub-Advisor for such costs and expenses. To the extent the Sub-Advisor performs services for which the Fund or the Advisor is obligated to pay, the Sub-Advisor shall be entitled to prompt reimbursement in such amount as shall be negotiated between the Sub-Advisor and the Advisor but shall, under no circumstances, exceed the Sub-Advisor’s actual costs for providing such services.

8. Investment Sub-Advisory Fee.

(a) The Advisor shall pay to the Sub-Advisor, and the Sub-Advisor agrees to accept, as full compensation for all investment advisory services furnished or provided to the Fund pursuant to this Agreement, an annual sub-advisory fee based on the Sub-Advisor’s Allocated Portion, as such Allocated Portion may be adjusted from time to time. Such fee shall be paid at the annual rate of     % of the net assets of the Fund attributable to the Sub-Advisor’s Allocated Portion, computed on the value of such net assets as of the close of business each day.

(b) The sub-advisory fee shall be paid by the Advisor to Sub-Advisor monthly in arrears on the tenth business day of each month.

(c) The initial fee under this Agreement shall be payable on the tenth business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Sub-Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Sub-Advisor under this Agreement will be reduced to the extent of any receivable owed by the Sub-Advisor to the Advisor or the Fund.

(e) The Sub-Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Advisor of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Sub-Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) The Sub-Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Sub-Advisor hereunder.

9. No Shorting; No Borrowing.  The Sub-Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Sub-Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10. Conflicts with Trust’s Governing Documents and Applicable Laws.  Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Fund. In this connection, the Sub-Advisor acknowledges that the Advisor and the Trust’s Board of Trustees retain ultimate plenary authority over the Fund, including the Allocated Portion, and may take any and all actions necessary and reasonable to protect the interests of shareholders.

11. Reports and Access.  Upon reasonable notice, the Sub-Advisor agrees to supply such information to the Advisor and to permit such compliance inspections by the Advisor or the Fund as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

12. Standard of Care, Liability and Indemnification.

(a) The Sub-Advisor shall exercise reasonable care and prudence in fulfilling its obligations under this Agreement.

(b) The Sub-Advisor shall have responsibility for the accuracy and completeness (and liability for any material inaccuracy or incompleteness) of the statements furnished in writing by the Sub-Advisor for use by the Advisor in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) that pertain to the Sub-Advisor and the investment of the Sub-Advisor’s Allocated Portion of the Fund. The Sub-Advisor shall have no responsibility or liability with respect to other disclosures.

(c) The Sub-Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-Advisor in violation of Section 2 hereof if such violation was due to the Disabling Conduct (as defined below) of the Sub-Advisor.

(d) Except as otherwise provided in this Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder (“Disabling Conduct”) on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust, or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(e) Except as otherwise provided in this Agreement, including without limitation paragraphs (c) and (d) above:

(i) each party to this Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, members, directors, officers, and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement; and

(ii) the Advisor and the Trust on behalf of the Fund (each as an Indemnifying Party) shall each further indemnify the Sub-Advisor and each of its shareholders, members, directors, officers and employees (any such person an Indemnified Person) and hold them harmless from, any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising from or in connection with this Agreement or Sub-Advisor’s provision of services thereunder asserted by any third party; provided that such loss, liability, claim, damage or expense (or actions with respect thereto) does not arise out of, and is not based upon, any Disabling Conduct on the part of the Sub-Advisor.

For the avoidance of doubt, Sub-Advisor’s indemnification obligations under this Section 12(e) are limited by Sub-Advisor’s limitation of liability set forth in Section 12(d) hereof.

If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnifying Party may not settle any action without the approval of the Indemnified Party, which approval shall not be unreasonably withheld.

The provisions of this paragraph 11(e) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

(f) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor or the Sub-Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act. Further, notwithstanding anything in this Agreement to the contrary, federal and state securities laws impose liability under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund, the Trust or the Advisor may have under federal or state securities laws of the United States of America.

13. Non-Exclusivity; Trading for Sub-Advisor’s Own Account; Code of Ethics.  The Advisor’s employment of the Sub-Advisor is not an exclusive arrangement. The Advisor anticipates that it will employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Sub-Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling, or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Sub-Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Allocated Portion of the Fund under this Agreement; and provided further that the Sub-Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act, a copy of which has been provided to the Board of Trustees of the Trust.

The Sub-Advisor will make such reports to the Advisor and the Fund as it is required to make under Rule 17j-1 under the Investment Company Act. Upon the Advisor’s request, the Sub-Advisor shall also provide the Advisor with reasonable assistance in connection with the Fund’s compliance with Rule 38a-1 under the Investment Company Act. The Sub-Advisor agrees to provide the Advisor and the Fund with any information related to the Sub-Advisor’s Allocated Portion and reasonably required for the Fund to satisfy the compliance program, code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act and any rules or regulations promulgated thereunder by the SEC. To the extent the Sub-Advisor adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Sub-Advisor shall provide the Advisor with a copy of such code of ethics and any amendments thereto.

14. Term.

(a) This Agreement shall become effective upon approval by the Board of Trustees of the Trust and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval, and (iii) the Advisor. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b) The Fund and its distributor may use the Sub-Advisor’s trade name or any name derived from the Sub-Advisor’s trade name only in a manner consistent with the nature of this Agreement and only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with Sub-Advisor.

15. Termination; No Assignment.

(a) This Agreement may be terminated at any time without payment of any penalty, by: the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 30 days’ prior written notice to the Sub-Advisor and the Advisor. This Agreement also may be terminated at any time, without the payment of any penalty, by the Advisor or the Sub-Advisor upon 60 days’ prior written notice to the Trust and the other party. In the event of a termination, Sub-Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Allocated Portion of the Fund maintained by Sub-Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

17. Captions.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

18. Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act and any rules and regulations promulgated thereunder.

19. Nonpublic Personal Information.  Notwithstanding any provision herein to the contrary, the Sub-Advisor hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Advisor (on behalf of itself and the Fund) and the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information of Fund shareholders, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Advisor or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Advisor and the Fund and communicated in writing to the Sub-Advisor. Such written approval shall not be unreasonably withheld by the Advisor or the Trust and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

20. Anti-Money Laundering Compliance.  The Sub-Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any respective implementing regulations (together, “AML Laws”), the Fund has adopted an Anti-Money Laundering Policy. The Sub-Advisor agrees to comply with the Fund’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Advisor, now and in the future. The Sub-Advisor further agrees to provide to the Fund and/or the Advisor such reports, certifications and contractual assurances as may be reasonably requested by the Fund or the Advisor in connection with the Fund or the Advisor’s compliance with the AML Laws. The Advisor may disclose information respecting the Sub-Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation; provided that, to the extent permitted by law, the Advisor shall provide the Sub-Advisor with advance notice of any such disclosure or filing.

21. Certifications; Disclosure Controls and Procedures.  The Sub-Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Advisor, the Sub-Advisor agrees to use its best efforts to assist the Advisor and the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures with respect to the Sub-Advisor’s Allocated Portion. The Sub-Advisor agrees to inform the Fund of any material development related to the Allocated Portion that the Sub-Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

22. Provision of Certain Information by the Sub-Advisor.  The Sub-Advisor will promptly notify the Advisor in writing of the occurrence of any of the following events:

(a) the Sub-Advisor fails to be registered as investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as investment adviser in order to perform its obligations under this Agreement;

(b) the Sub-Advisor is served or otherwise receives written notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Advisor or the Fund;

(c) the Sub-Advisor suffers financial impairment which materially interferes with its ability to manage the Allocated Portion or otherwise fulfill its duties under this Agreement;

(d) the Sub-Advisor, its principal officers or its controlling stockholders are the subject of a government investigation or inquiry, administrative proceeding or any other type of legal action which, under the Investment Company Act, makes it ineligible to serve as an investment adviser to an investment company;

(e) a change in the Sub-Advisor’s senior personnel materially involved in the management of the Allocated Portion; or

(f) a change in control of the Sub-Advisor.

23. Confidentiality.  The parties to this Agreement shall not, directly or indirectly, permit their respective affiliates, directors, trustees, officers, members, employees, or agents to, in any form or by any means, use, disclose, or furnish to any person or entity, records or information concerning the business of any of the other parties except as necessary for the performance of duties under this Agreement or as required by law, without prior written notice to and approval of the relevant other parties, which approval shall not be unreasonably withheld by such other parties.

24. Counterparts.  This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

LITMAN/GREGORY FUND ADVISORS, LLC		PASSPORT CAPITAL, LLC
By:		By:
Name:	John M. Coughlan	Name:
Title:	Chief Operating Officer	Title:

As a Third Party Beneficiary,

LITMAN GREGORY FUNDS TRUST

on behalf of

LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND
By:
Name:	Jeremy DeGroot
Title:	President